Fees Summary	Jun. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,433,125.00
Previously Paid Amount	0.00
Total Fee Amount	2,959.92
Total Offset Amount	0.00
Net Fee	$ 2,959.92